Exhibit 10.9

Execution Version

April 4, 2023

CONFIDENTIAL

PNC Bank, National Association

340 Madison Avenue, 11th Floor

New York, NY 10173

Attention: Ryan Begley

Re:             FEE LETTER

Ladies and Gentlemen:

Reference hereby is made to (i) that certain Revolving Credit and Security Agreement, dated as of December 16, 2020 (as amended, modified and supplemented from time to time, the “Credit Agreement”), among Williams Industrial Services Group Inc., a Delaware corporation (“Holdings”), Williams Industrial Services Group, L.L.C., a Delaware limited liability company (“WISG”), Williams Industrial Services, LLC, a Georgia limited liability company (“WISI”), Williams Specialty Services, LLC, a Georgia limited liability company (“WSS”), Williams Plant Services, LLC, a Georgia limited liability company (“WPS”), Williams Global Services, Inc., a Georgia corporation (“Global”), Construction & Maintenance Professionals, LLC, a Georgia limited liability company (“Construction”), WISG Electrical, LLC, a New York limited liability company (“Electrical”, and together with Holdings, WISG, WISI, WSS, WPS, Global, Construction, and each Person joined thereto as a Borrower from time to time, and all of their permitted successors and assigns, collectively, the “Borrowers” and each individually a “Borrower”), GLOBAL POWER PROFESSIONAL SERVICES INC. a Delaware corporation (“Power”), GPEG, LLC, a Delaware limited liability company (“GPEG”), STEAM ENTERPRISES LLC, a Delaware limited liability company (“Steam”), WISG CANADA LTD., a limited company formed in the province of British Columbia, Canada (“WISG Canada”), WISG NUCLEAR LTD., a limited company formed in the province of British Columbia, Canada (“WISG Nuclear”), WISG ELECTRICAL LTD., a limited company formed in the province of British Columbia, Canada (“WISG Electrical”, and together with Power, GPEG, Steam, WISG Canada, WISG Nuclear, and each Person joined thereto as a Guarantor from time to time, and all of their permitted successors and assigns, collectively, the “Guarantors” and together with the Borrowers, collectively, the “Loan Parties” and each individually a “Loan Party”), the financial institutions or other entities which are now or which hereafter become a party thereto (together with their respective successors and assigns, collectively, the “Lenders” and each individually a “Lender”), and PNC Bank, National Association (“PNC”), in its capacity as agent for Lenders (in such capacity, together with its successors and assigns, the “Agent”) and (ii) that certain Third Amendment to Revolving Credit and Security Agreement, dated as of January 9, 2023 (the “Third Amendment”), among the Loan Parties, Agent and Lenders.  Capitalized terms used herein but not specifically defined herein shall have the meanings ascribed to them in the Credit Agreement.

In consideration of the willingness of the Agent and the Lenders to consent to certain amendments of the Term Loan Agreement, and the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Loan Parties, jointly and severally, hereby agree to pay to Agent, in cash, for its sole and separate account and not the account of any Lender, a non-refundable amendment fee of $600,000 (the “April 2023 Fee”), which fee shall be fully earned on the date hereof and due and payable upon the earliest to occur of (i) any acceleration of the Obligations in accordance with the terms the Credit Agreement, (ii) termination of the Credit Agreement by any party thereto in accordance with the terms of

PNC Bank, National Association

April 4, 2023

the Credit Agreement, (iii) the exercise of any remedies under the Credit Agreement following the occurrence of an Event of Default, (iv) Payment in Full of the Obligations, and (v) the expiration of the Term.

In connection with the Third Amendment, the Loan Parties, jointly and severally, agreed to pay to the Agent (and not the account of any Lender) the Amendment Fee (as defined in the Third Amendment). The parties hereto acknowledge and agree that, notwithstanding anything to the contrary contained in the Third Amendment, the Amendment Fee (as defined in the Third Amendment) was fully earned on the Third Amendment Effective Date and shall be due and payable upon the earliest to occur of (i) any acceleration of the Obligations in accordance with the terms the Credit Agreement, (ii) termination of the Credit Agreement by any party thereto in accordance with the terms of the Credit Agreement, (iii) the exercise of any remedies under the Credit Agreement following the occurrence of an Event of Default, (iv) Payment in Full of the Obligations, (v) the expiration of the Term, and (vi) June 30, 2023.

Loan Parties shall pay all amounts due and payable hereunder and under the Third Amendment in the manner set forth in the Credit Agreement. Agent hereby is expressly authorized by each Loan Party to (i) charge such amounts due and owing to Borrower’s Account, and (ii) designate such amounts as a request to incur a Revolving Loan under the Credit Agreement.

Each Loan Party hereby acknowledges and agrees that (i) each fee payable hereunder and under the Third Amendment is fully earned and non-refundable on the date such fee is due and payable as provided above and shall not be subject to rebate or proration upon termination of the Credit Agreement for any reason, (ii) that each such fee constitutes part of the Obligations, and (iii) each such fee is in addition to any other fees payable by Loan Parties under the Credit Agreement or any other Financing Document.

All references to “Fee Letter” referred to in the Credit Agreement and the Other Documents shall be deemed to mean, individually and collectively, (i) this letter and (ii) the fee letter, dated as of the Closing Date, executed by the Loan Parties in favor of Agent, in each case as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, and the Credit Agreement is hereby deemed amended to so provide.

This letter shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. This letter may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission or other similar method of electronic transmission shall be deemed to be an original signature hereto.

The contents of this letter are confidential. Except as required by law, this letter shall not be disclosed or displayed or its contents otherwise disclosed to any third Person (other than, on a confidential basis, other advisors to the Loan Parties, and their respective counsel) without the prior written consent of Agent.

[remainder of page intentionally blank]

Very truly yours,

BORROWERS:	WILLIAMS INDUSTRIAL SERVICES GROUP INC.

	By:	/s/ Charles E. Wheelock
	Name:	Charles E. Wheelock
	Title:	Senior Vice President

WILLIAMS INDUSTRIAL SERVICES GROUP, L.L.C.

WILLIAMS GLOBAL SERVICES, INC.

CONSTRUCTION & MAINTENANCE PROFESSIONALS, LLC

WISG ELECTRICAL, LLC

	By:	/s/ Charles E. Wheelock
	Name:	Charles E. Wheelock
	Title:	Secretary

WILLIAMS INDUSTRIAL SERVICES, LLC

WILLIAMS SPECIALTY SERVICES, LLC

WILLIAMS PLANT SERVICES, LLC

	By:	/s/ Charles E. Wheelock
	Name:	Charles E. Wheelock
	Title:	Assistant Secretary

Signature Page to Fee Letter

GUARANTORS:	WISG CANADA LTD.

	By:	/s/ Charles E. Wheelock
	Name:	Charles E. Wheelock
	Title:	Secretary

WISG NUCLEAR LTD.

WISG ELECTRICAL LTD.

	By:	/s/ Damien A. Vassall
	Name:	Damien A. Vassall
	Title:	Chief Financial Officer

GLOBAL POWER PROFESSIONAL SERVICES INC.

STEAM ENTERPRISES LLC

	By:	/s/ Charles E. Wheelock
	Name:	Charles E. Wheelock
	Title:	President

GPEG, LLC

	By:	/s/ Charles E. Wheelock
	Name:	Charles E. Wheelock
	Title:	Vice President

Signature Page to Fee Letter

Accepted and agreed to as of the date first above written:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Ryan Begley
Name:	Ryan Begley
Title:	Vice President

Signature Page to Fee Letter